August 22, 2011

ACTIVEPASSIVE FUNDS
ActivePassive Large Cap Growth Fund
ActivePassive Large Cap Value Fund
ActivePassive Small/Mid Cap Fund
ActivePassive International Equity Fund
ActivePassive Global Bond Fund
ActivePassive Intermediate Taxable Bond Fund
ActivePassive Intermediate Municipal Bond Fund

Class A Shares

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
Dated February 28, 2011, as supplemented

On August 5, 2011, FundQuest Incorporated (“FundQuest”), the ActivePassive Funds’ investment adviser, and Envestnet, Inc. (“Envestnet”) announced that they had reached an agreement whereby FundQuest would become a wholly owned subsidiary of Envestnet operating under its new name, Envestnet Portfolio Solutions, Inc.  This transaction, once it is completed later this year, will result in a change in control of FundQuest.  Under applicable law, this upcoming change in control will require the Board of Trustees of Advisors Series Trust and the shareholders of each of the ActivePassive Funds to approve new advisory agreements with Envestnet Portfolio Solutions, Inc. (to replace the FundQuest investment advisory agreement which will terminate at that time).  Other than the purchase of FundQuest by Envestnet and the resulting change in ownership and control of FundQuest’s business and assets that will occur upon the closing of the transaction, all other aspects of the investment management and operations of the ActivePassive Funds and FundQuest are not changing.  The transaction, which is anticipated to close in the fourth quarter of 2011, is subject to a number of other conditions.

In October, ActivePassive Fund shareholders of record as of September 23, 2011, will be receiving in the mail a proxy statement seeking shareholder approval of new investment advisory agreements with Envestnet Portfolio Solutions, Inc.

Accordingly, if the shareholders of each of the ActivePassive Funds approve the new advisory agreements, and effective after the closing of the transaction in the fourth quarter of 2011:

•	the first paragraph of the “Management of the Funds” section on page 64 of the Prospectus is deleted and replaced with the following:

The Advisor

Envestnet Portfolio Solutions, Inc. is the investment advisor to the Funds.  The Advisor is located at 75 State Street, Boston, Massachusetts 02109.  The Advisor is a wholly owned subsidiary of Envestnet, Inc.  The Advisor currently manages and administers assets of approximately $15 billion for individual and institutional investors.  The Advisor provides day-to-day portfolio management services to each of the Funds including advice on buying and selling securities.

•	all references in the Prospectus and SAI to “FundQuest Incorporated” or “FundQuest” are replaced with “Envestnet Portfolio Solutions, Inc.”, and

•	the second paragraph of the section titled, “The Advisor and Sub-Advisors” on pages 22 and 23 of the SAI is deleted and replaced with the following:

Envestnet Portfolio Solutions, Inc. is wholly owned by Envestnet, Inc.

Please retain this Supplement with your Prospectus and SAI for future reference.